UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2020

INNOVATION PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37357	30-0565645
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Edgewater Place - Suite 100 Wakefield, Massachusetts	01880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 921-4125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: none

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2020, Innovation Pharmaceuticals Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC (“Aspire Capital”) which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $30.0 million of shares of the Company’s Class A common stock (“common stock”) over the 24-month term of the Purchase Agreement. Concurrently with entering into the Purchase Agreement, the Company also entered into a registration rights agreement with Aspire Capital (the “Registration Rights Agreement”), in which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements, as necessary, and to the extent permissible and subject to certain exceptions, to register under the Securities Act of 1933, as amended, for the sale of the shares of the Company’s common stock that have been and may be issued to Aspire Capital under the Purchase Agreement. The Company has filed with the SEC a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (File No. 333-239817) registering all of the shares of common stock that may be offered to Aspire Capital from time to time.

Under the Purchase Agreement, on any trading day selected by the Company, the Company has the right, in its sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 1,000,000 shares of the Company’s common stock per business day, up to $30.0 million of the Company’s common stock in the aggregate, at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of the Company’s common stock on the purchase date; or

•

the arithmetic average of the three (3) lowest closing sale prices for the Company’s common stock during the twelve (12) consecutive trading days ending on the trading day immediately preceding the purchase date.

The Company and Aspire Capital also may mutually agree to increase the number of shares that may be sold to as much as an additional 5,000,000 shares per business day.

In addition, on any date on which the Company submits a Purchase Notice to Aspire Capital in an amount equal to at least 1,000,000 shares, the Company also has the right, in its sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on its principal market on the next trading day (the “VWAP Purchase Date”), subject to a maximum number of shares the Company may determine. The purchase price per share pursuant to such VWAP Purchase Notice is generally 95% of the volume-weighted average price for the Company’s common stock traded on its principal market on the VWAP Purchase Date.

The Purchase Price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, or other similar transaction occurring during the period(s) used to compute the Purchase Price. The Company may deliver multiple Purchase Notices and VWAP Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed.

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The Purchase Agreement provides that the Company and Aspire Capital shall not effect any sales under the Purchase Agreement on any purchase date where the closing sale price of the Company’s common stock is less than $0.10. There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of the Company’s common stock to Aspire Capital.Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. In consideration for entering into the Purchase Agreement, on August 4, 2020 the Company issued to Aspire Capital 6,250,000 shares of the Company’s common stock (the “Commitment Shares”). The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost to the Company. Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of the Company’s common stock during any time prior to the termination of the Purchase Agreement. Any proceeds that the Company receives under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

The legal opinion, including the related consent, of Gary R. Henrie relating to the issuance of shares of the Company’s common stock pursuant to the Purchase Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

Pursuant to the Purchase Agreement, the Company and Aspire Capital terminated the prior common stock purchase agreement, dated September 6, 2017, between the parties.

Item 7.01 Regulation FD Disclosure.

On August 4, 2020, the Company issued a press release titled, Innovation Pharmaceuticals and U.S. Regional Biocontainment Laboratory Nearing Completion of Brilacidin Anti-SARS-CoV-2 (COVID-19) In Vitro Testing.

A copy of the press release is furnished herewith as Exhibit 99.1. The information in this Current Report on Form 8-K under this Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated July 31, 2020, between Innovation Pharmaceuticals Inc. and Aspire Capital Fund, LLC
5.1	Opinion of Gary R. Henrie, Esq.
10.1	Common Stock Purchase Agreement, dated July 31, 2020, between Innovation Pharmaceuticals Inc. and Aspire Capital Fund, LLC
23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1)
99.1	Press Release dated August 4, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATION PHARMACEUTICALS INC.

Dated: August 4, 2020	By:	/s/ Leo Ehrlich
	Name:	Leo Ehrlich
	Title:	Chief Executive Officer

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